UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE
SECURITES EXCHANGE ACT of 1934

March 5, 2008
(Date of Report – date of earliest event reported)

Broadpoint Securities Group, Inc._________________
(Exact name of registrant as specified in its charter)

NewYork_______________________            0-14140_________              22-2655804              (State of Other Jurisdiction of Incorporation)    (Commission File Number)                               (IRS Employer Identification No.)

One Penn Plaza, New York , New York                                              10119
(Address of Principal Executive Offices)                                                                                                                      (Zip Code)

(212) 273-7100_______________________________
(Registrant’s telephone number, including area code)

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

“ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
“ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
“ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
“ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                Results of Operations and Financial Condition

On March 5, 2008, Broadpoint Securities Group, Inc. (the “Company”) issued a press release announcing the Company’s results for the period ended December 31, 2007.  A copy of the press release is furnished with this Form 8-K as exhibit 99.1.

Item 9.01 Financial Statements Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit 99.1 – Press Release of Broadpoint Securities Group, Inc. dated March 5, 2008.

                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Broadpoint Securities Group, Inc.

Dated: 03/05/2008                                                                           /s/ Brian Coad
                 Brian Coad
                 Chief Financial Officer